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                                                                  Exhibit 10.7


              Department of the Treasury-Internal Revenue Service

Form 906

                   CLOSING AGREEMENT ON FINAL DETERMINATION
                           COVERING SPECIFIC MATTERS

                            ----------------------

         Under section 7121 of the Internal Revenue Code, Meridian Point
Realty Trust '83, 8500 Station Street, Suite 100, Mentor, Ohio 44060 (formerly of 655 Montgomery Street, Suite 800, San Francisco, California 94111-2628),
EIN: 94-6542723, (hereinafter the "Taxpayer"), and the Commissioner of Internal Revenue (hereinafter the "Commissioner") make the following agreement:

         WHEREAS, the Taxpayer has elected to be taxed as a Real Estate Investment Trust (hereinafter a "REIT") during each taxable year since 1984;

         WHEREAS, the so-called "75% asset test" of Section 856(c)(4)(A) of the Internal Revenue Code of 1986, as amended (hereinafter the "Code"), mandates that at the close of each quarter at least 75-percent of a REIT's assets consist of real estate, cash, cash items and government securities;

         WHEREAS, on September 30, 1997, and December 31, 1997, Taxpayer was invested in the Treasury Fund of Pacific Horizon Funds, Inc. (the "Treasury Fund"), a mutual fund which owned government securities and repurchase agreements;

         WHEREAS, a dispute has arisen regarding the application of the 75% asset test of Section 856(c)(4)(A) to Taxpayer's investment in the Treasury Fund on September 30, 1997, and December 31, 1997;

         WHEREAS, the so-called "5-percent asset test" of Section 856(c)(4)(B) of the Code mandates that not more than 5-percent of the assets of a REIT may be represented by the securities of one issuer at the close of each quarter in which the issuer's security is acquired;

         WHEREAS, in the quarters ending on September 30, 1997, December 31, 1997, March 31, 1998, and June 30, 1998, the Taxpayer was invested in the Prime Fund of the Pacific Horizon Funds, Inc. (hereinafter the "Prime Fund").

         WHEREAS, a dispute has arisen regarding the application of the 5-percent asset test of Section 856(c)(4)(B) to the Taxpayer's investment in the Prime Fund in the quarters ending on September 30, 1997, December 31, 1997, March 31, 1998, and June 30, 1998, and the Taxpayer's investment in the Treasury Fund in the quarters ending on September 30, 1997, and December 31, 1997;

         WHEREAS, the Taxpayer inadvertently failed to meet the so-called "75-percent income test" of Section 856(c)(3) in 1998, but met the so-called "95-percent test" of Section 856(c)(2);

         WHEREAS, following a proxy contest in Fall, 1998, the public shareholders of the Taxpayer elected an entirely new Board of Directors for the Taxpayer, which Board has brought these matters to the attention of the Commissioner; and

         WHEREAS, the Taxpayer and the Commissioner wish to resolve this matter in its entirety.

         NOW, THEREFORE, IT IS HEREBY DETERMINED AND AGREED, that for good and adequate consideration, for federal income tax purposes with respect to taxable years 1997 and 1998, that:

         1. The Commissioner shall accept Taxpayer's status as a REIT for 1997 and 1998 and shall not assert any tax liability or penalty against Taxpayer on the grounds that the Taxpayer failed to meet either the 75-percent asset test of Section 856(c)(4)(A) or the 5-percent asset test of Section 856(c)(4)(B) as a result of Taxpayer's




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Closing Agreement with Meridian Point Realty Trust `83


              investment in the Treasury Fund or the Prime Fund. The Taxpayer acknowledges that this Section 1 of this Agreement does not in any other respect limit the Commissioner's ability to challenge the Taxpayer's status as a REIT, or otherwise assert any liability or penalty against the Taxpayer for failure to comply with REIT requirements other than the 75-percent asset test of
              Section 856(c)(4)(A) and the 5-percent asset test of Section 856(c)(4)(B) in 1997 and 1998.

         2. The Commissioner shall accept Taxpayer's status as a REIT for 1998 and shall not assert any tax liability or penalty against Taxpayer by reason of the Taxpayer's failure to comply with the 75-percent income test of Section 856(c)(3). The Taxpayer acknowledges that Section 2 of this Agreement does not in any other respect limit the Commissioner's ability to challenge the Taxpayer's status as a REIT, or otherwise assert any liability or penalty against the Taxpayer for failure to comply with REIT requirements other than the 75-percent income test of Section 856(c)(3) in 1998.

         3. The amount of gross income of the Taxpayer for 1998 to which the determination in Section 2 of this Agreement applies is approximately $106,000.

         4.   The amount of the 75-percent source-of-income requirement of
              Section 856(c)(3) for 1998 to which the determination in Section 2 of this Agreement applies is approximately $79,500.

         5. Because the Taxpayer's 75 percent income was approximately $57,900, the Taxpayer failed to meet the 75-percent source-of-income requirement of Section 856(c)(3) for 1998 by the amount of approximately $21,600 ($79,500 - 57,900).

         6. Although the Taxpayer failed to meet the 75-percent source-of-income requirement of Section 856(c)(3) for 1998, the Taxpayer is not liable for tax under Section 857(b)(5) because the Taxpayer did not have taxable income in the year.

         7. The Taxpayer's failure to meet the 75-percent source-of-income requirement of Section 856(c)(3) for 1998 was due to reasonable cause and not due to willful neglect.

         8. The Taxpayer agrees to make a payment of forty thousand dollars ($40,000.00) in full and complete settlement of this matter. The Taxpayer and the Commissioner agree that the payment will be a nondeductible expense.

         9. Since the Taxpayer's REIT status has been accepted, the Taxpayer will not be required to file an amended income tax return or Form 1099s for either 1997 or 1998 on the grounds that the Taxpayer failed to meet either the 75-percent asset test of
              Section 856(c)(4)(A) or the 5-percent asset test of Section 856(c)(4)(B) as a result of the Taxpayer's investment in the Treasury Fund or the Prime Fund.

         10. The shareholders of the Taxpayer will not be required to file amended income tax returns for either 1997 or 1998 on the grounds that the Taxpayer failed to meet either the 75-percent asset test of Section 856(c)(4)(A) or the 5-percent asset test of Section 856(c)(4)(B) as a result of Taxpayer's investment in the Treasury Fund or the Prime Fund.

This agreement is final and conclusive except:

          (1) the matter it relates to may be reopened in the event of fraud, malfeasance, or misrepresentation of material facts;

          (2) it is subject to the Internal Revenue Code sections that expressly provide that effect be given to their provisions (including any stated exception for Code Section 7122) notwithstanding any other law or rule of law; and

          (3) if it relates to a tax period ending after the date of this agreement, it is subject to any law, enacted after the


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Closing Agreement with Meridian Point Realty Trust `83


               agreement date, that applies to that tax period.

By signing, the above parties certify that they have read and agreed to the terms of this document.

Your signature ________________________________    Date Signed__________________



Spouse's signature_____________________________    Date Signed__________________
(if a joint return was filed)


Taxpayer's representative______________________    Date Signed__________________


Taxpayer(other than individual)      Meridian Point Realty Trust `83
                               ------------------------------------------------

         By:  /s/ Thomas J. Smith                  Date Signed     6/4/99
            -----------------------------------               ------------------

         Title:    President
              ---------------------------------

Commissioner of Internal Revenue

         By:     /s/ Bruce A. Settell              Date Signed     6/8/99
            ------------------------------------              ------------------

         Title:   Chief, QMSSB
              ---------------------------------



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Closing Agreement with Meridian Point Realty Trust `83


                                 Instructions

This agreement must be signed and filed in triplicate. (All copies must have original signatures.)

The original and copies of the agreement must be identical.

The name of the taxpayer must be stated accurately.

The agreement may relate to one or more years.

If an attorney or agent signs the agreement for the taxpayer, the power of attorney (or a copy) authorizing that person to sign must be attached to the agreement. If the agreement is made for a year when a joint income tax return was filed by a husband and wife, it should be signed by or for both spouses. One spouse may sign as agent for the other if the document (or a copy) specifically authorizing that spouse to sign is attached to the agreement.

If the fiduciary signs the agreement for a decedent or an estate, an attested copy of the letters testamentary or the court order authorizing the fiduciary to sign, and a certificate of recent date that the authority remains in full force and effect must be attached to the agreement. If a trustee signs, a certified copy of the trust instrument or a certified copy of extracts from that instrument must be attached showing:

         (1)  the date of the instrument;
         (2)  that it is or is not of record in any court;
         (3)  the names of the beneficiaries;
         (4) the appointment of the trustee, the authority granted, and other information necessary to show that the authority extends to Federal tax matters; and
         (5) that the trust has not been terminated, and that the trustee appointed is still acting. If a fiduciary is a party, Form 56, Notice Concerning Fiduciary Relationship, is ordinarily required.

If the taxpayer is a corporation, the agreement must be dated and signed with the name of the corporation, the signature and title of an authorized officer or officers, or the signature of an authorized attorney or agent. It is not necessary that a copy of an enabling corporate resolution be attached. See 26 C.F.R.601.504(b)(2)(ii) as to dissolved corporations.

Use additional pages if necessary, and identify them as part of this agreement.

Please see Revenue Procedure 68-16,C.B. 1968-1, page 770, for a detailed description of practices and procedures applicable to most closing agreements.


         I have examined the specific matters                 |
involved and recommend the acceptance of the                  |
proposed agreement.                                           |
                                                              |
                                                              |
                                                              |
    /s/ Emily A. Franxman                   6/8/99            |
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(Receiving Officer)                        (Date)             |
                                                              |
                                                              |
                                                              |
                                                              |
          Revenue Agent Reviewer                              |
------------------------------------------------------        |
                  (Title)                                     |

***************************************************************

                                                              |
           I have reviewed the specific matters               |
       involved and recommend approval of the                 |
       proposed agreement.                                    |
                                                              |
                                                              |
                                                              |
       /s/ David S. Holscher                6/8/99            |
 -----------------------------------------------------        |
  (Receiving Officer)                       (Date)            |
                                                              |
                                                              |
                                                              |
                                                              |
                                                              |
              Ohio District Technical Coordinator             |
 -----------------------------------------------------        |
                        (Title)                               |




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